The latest report from your
Fund's management team

The
Southeastern
Thrift
and Bank
Fund, Inc.

ANNUAL REPORT

December 31, 2000



DIRECTORS
Franklin C. Golden
Robert G. Freedman
Fred G. Steingraber
Donald R. Tomlin
H. Hall Ware III

OFFICERS

Franklin C. Golden
Chairman
William L. Braman
President
Robert E. Gramer
Treasurer
James K. Schmidt
Vice President
Reinaldo Pascual
Secretary

INVESTMENT ADVISER
John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

CUSTODIAN, TRANSFER AGENT,
DISTRIBUTION DISBURSING AGENT
AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, Massachusetts 02110

LEGAL COUNSEL
Kilpatrick & Stockton LLP
1100 Peachtree Street
Atlanta, Georgia 30309-4530

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, Massachusetts 02116

Listed NASDAQ Symbol: STBF
For Shareholder Assistance
Refer to Page 15



PRESIDENT'S MESSAGE

[A 1" x 1" photo of Franklin C. Golden, Chairman of The Southeastern Thrift and Bank Fund, Inc., flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

After five years of producing double-digit returns, the broad stock market brought investors up short in 2000. Hindered by rising interest rates, tumbling technology stocks and later by a slowing economy, the broad market indexes lost ground. Hardest hit was the tech-heavy NASDAQ Composite Index, which fell 39%, while the broader Standard & Poor's 500 Index lost 9%.

We are gratified to report that bank and financial stocks bucked the market trend and rebounded this year from their earlier struggles, ending up among the market's leaders. They became the beneficiaries midway through the year of stable-to-falling interest rates and a growing anti-technology sentiment that caused investors to seek out more attractively valued stocks. As a result, the Fund far surpassed the market in 2000, producing an 8.58% total return at net asset value.

Building on the year's good results, we received another reason for optimism just three days into the new year, when the Federal Reserve reversed course and cut short-term interest rates in a bid to prevent the economy from slowing too much. As portfolio manager Jim Schmidt discusses in his commentary, financial stocks tend to perform better in a lower-rate environment. Interest rates aside, the trend of financial industry consolidation also continues, especially in the wake of last year's financial reform legislation, and that keeps us encouraged.

Very soon, you will be receiving a proxy solicitation asking you to vote on some proposed changes to the Fund that the Board of Directors believes are in the Fund's best interest. We encourage you to exercise your right as a shareholder and return your vote card promptly. On another matter, the Board of Directors has appointed William L. Braman as the Fund's president and I will assume the title of chairman.

As a new year begins, rest assured that I and the other members of the Board will continue to work hard to serve your and the Fund's best interests. We believe the upcoming Fund proposals are proof of that, and we hope you will agree.

Sincerely,

/S/ FRANKLIN C. GOLDEN

FRANKLIN C. GOLDEN, CHAIRMAN OF THE SOUTHEASTERN THRIFT AND BANK FUND, INC.



BY JAMES K. SCHMIDT, CFA, PORTFOLIO MANAGEMENT TEAM LEADER, AND THOMAS
M. FINUCANE AND THOMAS C. GOGGINS, PORTFOLIO MANAGERS

The Southeastern
Thrift and Bank Fund, Inc.

Bank stocks stage a rebound in second half of 2000

[A 3" x 2" photo at bottom right side of page of The Southeastern Thrift and Bank Fund, Inc. Caption below reads "Fund management team members. Standing (l-r): "Jay McKelvey, Lisa Welch and Tom Finucane. Seated (l-r): Jim Schmidt and Tom Goggins."]

After struggling in 1999, financial stocks produced some of the market's best results in 2000, as market leadership changed dramatically and high-flying technology stocks fell sharply, beginning in March. With growing signs that the economy was slowing from its torrid pace, investors became increasingly concerned that the business fundamentals of many technology and telecommunications companies didn't justify their sky-high valuations. Financial stocks were the beneficiaries of this important market shift, as investors sought out more attractively valued companies. This interest-rate sensitive group also benefited from the growing perception that the Federal Reserve was nearing the end of its cycle of raising interest rates. A summer wave of merger activity also lifted the group.

Within the financial sector, bank stocks, while rallying, had a few setbacks along the way, with their rebound cut short several times by news of earnings shortfalls and increases in non-performing loans. But regional banks and thrifts came on strong in November and December as continued signs that the economy had rapidly slowed convinced investors that the Fed's next move would be a rate cut to prevent the economy from stalling. Three days after the year ended, the Fed did just that in a surprising and aggressive move, and also signaled more cuts could be coming. With the favorable turn in financial stocks' fortunes this year, the Standard & Poor's Financial Index rose 26.1% for the year ended December 31, 2000, while the broader market, as measured by the Standard & Poor's 500 Index lost 9.1%.

"...financial
 stocks
 produced
 some of the
 market's
 best results
 in 2000..."

Fund performance

For the year ended December 31, 2000, The Southeastern Thrift and Bank Fund posted a solid return of 8.58% at net asset value, due largely to the Fund's very strong second-half rally, when it rose by more than 20%. In comparison, the average open-end financial services fund returned 26.56% for the year, according to Lipper, Inc.

While significantly outperforming the broad market, our results were more modest than those of the Lipper group of financial services funds because our focus was mainly on small and mid-sized banks in the Southeast. As a result, we were underweighted in the securities brokers, asset managers and larger diversified financial firms, which were the best performers until the last two months of the year. Furthermore, although many of our banks posted earnings results in line with our expectations, we did experience earnings shortfalls among some of our larger holdings, and we sold several during the year. The problems either stemmed from an increase in non-performing loans -- at such Southeast-headquartered banks as Bank of America, First Union, SunTrust Banks, Wachovia, AmSouth Bancorp., Bank of the Ozarks and Lamar Capital -- and/or from merger integration issues, which bedeviled First Union and AmSouth Bancorp.

[Table at top left-hand column entitled "Top Five Common Stock Holdings." The first listing is National Commerce Bancorp 4.3%, the second is SouthTrust Corp. 3.9%, the third BB&T Corp. 3.2%, the fourth First Tennessee National 3.2% and the fifth First Financial Holdings 3.1%. A note below the table reads "As a percentage of net assets on December 31, 2000."]

Focus on asset quality

As we mentioned in our last report, after a lengthy period of an expanding economy and a favorable lending environment, it is no surprise that as the economy slowed this year there was a pickup in the level of non-performing assets. But even with the increase, the level of problem loans still remains low at 0.70% of total assets, according to FDIC statistics. The area experiencing much of the deteriorating credit quality is syndicated loans -- large loans shared among a consortium of banks. Unfortunately, a number of the larger banks that have experienced an uptick lately happened to be headquartered in the Southeast, like Bank of America, SunTrust Banks and Wachovia, because they most actively pursued these loans nationwide back in 1997 and 1998. While the non-performing loan rate could rise some more, we anticipate that it should remain at a low level (below 1% of total assets) and that the banking industry is establishing adequate loan loss reserves. On an ongoing basis, our team continues to carefully scrutinize the credit risks and prospects of our banks.

[Table at bottom of left-hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Cullen Frost followed by an up arrow with the phrase "Market warms to Texas banks as energy prices heat up." The second listing is Capital City Bank Group followed by an up arrow with the phrase "Florida bank gains market share from out-of-state giants." The third listing is BancorpSouth followed by a down arrow with the phrase "Arkansas acquisition not well received." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

"Throughout
 the year,
 we continued
 to boost
 our stake in
 non-bank
 financial
 stocks..."

Fundamentals intact, consolidations slower

Even with an increase in non-performing assets, a slowdown in loan growth and flat net interest margins, we still anticipate average 2001 bank earnings growth to be about 8% higher than last year's. And although bank merger activity slowed in 2000, the consolidation trend remains solidly in place. Of the seven Fund holdings that were taken over this year, three of them were small banks bought by BB&T Corp. This North Carolina bank, one of our largest holdings and top contributors to performance, is a high-growth, high-quality bank that has become an adept and efficient acquirer.

We could see more consolidation as banks, struggling to increase revenues, use mergers as a means of improving profits through gained operating efficiencies.

Fund's non-bank financial stake grows

Throughout the year, we continued to boost our stake in non-bank financial stocks, bringing it up close to our 20% limit by the end of the year, from 5% at the beginning. In particular, we added life insurance companies such as AFLAC, AXA Corp. and Jefferson Pilot, and they were some of our best performers during the year. We also added more brokerage names, such as Goldman Sachs Group, Merrill Lynch and Lehman Brothers Holdings in the second half of the year. Regional brokerage house Raymond James Financial, which we owned all year, was our top contributor to performance. Although all the brokerage stocks served us well, they gave back some of their gains later in the year as the stock market fell and fears rose that underwriting, trading and merger activity would slow in tandem with the NASDAQ. We're still positive on the group, however, because the level of investment banking activity is still good and the underwriting calendar should pick up once the market firms up.

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the year ended December 31, 2000." The chart is scaled in increments of 10% with 0% at the bottom and 30% at the top. The first bar represents the 8.58% total return for the Southeastern Thrift and Bank Fund, Inc. The second bar represents the 26.56% total return for Average open-end financial services fund. A note below the chart reads "The total return for The Southeastern Thrift and Bank Fund, Inc. is at net asset value with all distributions reinvested. The average open-end corporate financial services fund is tracked by Lipper, Inc."]

A look ahead

We are encouraged by the recent turn of events for bank stocks. Even though further asset- quality announcements could roil the group, there are several factors working in our favor. Interest rates are coming down, which tends to boost investors' confidence in bank stocks, and prospects for further merger activity are good. While it's still not clear that the Fed has achieved the sought-after soft landing, we believe the potential for this not-too-fast, not-too-slow outcome for the economy remains quite real, as the Fed has made clear its intent to prevent an economic meltdown. Finally, even though the stocks have outperformed the market by a wide margin lately, their valuations remain reasonable, which means there's more room for them to advance.

"Interest rates
 are coming
 down, which
 tends to
 boost
 investors'
 confidence in
 bank
 stocks..."

------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

Sector investing is subject to greater risks than the market as a whole.



FINANCIAL STATEMENTS

The Southeastern Thrift and Bank Fund, Inc.


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on December 31, 2000. You'll also find the net asset value as of that date.

Statement of Assets and Liabilities
December 31, 2000
--------------------------------------------------------------
Assets:
Investments at value - Notes A & C:
Common stocks (cost - $33,816,428)                 $61,400,950
Short-term investments (cost -
$30,625)                                                30,625
Joint repurchase agreement (cost -
$3,564,000)                                          3,564,000
                                             -----------------
                                                    64,995,575
Cash                                                       606
Receivable for investments sold                        967,616
Dividends receivable                                   252,564
Interest receivable                                      2,196
                                             -----------------
Total Assets                                        66,218,557
                                             -----------------
Liabilities:

Payable to John Hancock Advisers, Inc.
and affiliates - Note B                                 40,824
Accounts payable and accrued expenses                   67,857
                                             -----------------
Total Liabilities                                      108,681
                                             -----------------
Net Assets:

Capital paid-in                                     37,213,160
Accumulated net realized gain on
investments                                          1,188,207
Net unrealized appreciation of
investments                                         27,584,522
Undistributed net investment income                    123,987
                                             -----------------
Net Assets                                         $66,109,876
                                             =================
Net Asset Value Per Share:
 (Based on 3,986,504 shares outstanding
- 50 million shares authorized with
$0.001 per share par value)                             $16.58
==============================================================

See notes to financial statements.




The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Year ended December 31, 2000
--------------------------------------------------------------
Investment Income:
Dividends                                           $1,966,046
Interest                                               350,060
                                             -----------------
                                                     2,316,106
                                             -----------------
Expenses:
Investment advisory fee - Note B                       433,810
Administration fee - Note B                            100,110
Directors' fee                                          63,443
Custodian fee                                           44,496
Auditing fee                                            35,500
Legal fees                                              32,983
Miscellaneous                                           18,095
Printing                                                14,350
Transfer agent fee                                       7,432
                                             -----------------
Total Expenses                                         750,219
                                             -----------------
Net Investment Income                                1,565,887
                                             -----------------
Realized and Unrealized Gain (Loss)
on Investments:
Net realized gain on investments sold                5,634,017
Change in net unrealized appreciation
(depreciation) of investments                       (2,749,184)
                                             -----------------
Net Realized and Unrealized Gain on
Investments                                          2,884,833
                                             -----------------
Net Increase in Net Assets Resulting
from Operations                                     $4,450,720
                                             =================

See notes to financial statements.





Statement of Changes in Net Assets
-------------------------------------------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                     --------------------------
                                                     1999                  2000
-------------------------------------------------------------------------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                          $1,387,854            $1,565,887
Net realized gain on investments
sold                                           12,290,751             5,634,017
Change in net unrealized
appreciation (depreciation) of
investments                                   (26,211,560)           (2,749,184)
                                        -----------------     -----------------
Net Increase (Decrease) in Net
Assets Resulting from Operations              (12,532,955)            4,450,720
                                        -----------------     -----------------
Distributions to Shareholders:
Dividends from net investment
income ($0.3500 and $0.3800 per
share, respectively)                           (1,395,277)           (1,514,872)

Distributions from capital gains
($2.3232 and $2.3088 per share,
respectively)                                  (9,261,287)           (9,204,161)
                                        -----------------     -----------------
Total Distributions to
Shareholders                                  (10,656,564)          (10,719,033)
                                        -----------------     -----------------
Net Assets:
Beginning of period                            95,567,708            72,378,189
                                        -----------------     -----------------
End of period (including
undistributed net investment
income of $72,956 and $123,987,
respectively)                                 $72,378,189           $66,109,876
                                        =================     =================



Analysis of Common Share Transactions:

                                                                           YEAR ENDED DECEMBER 31,
                                             ------------------------------------------------------------------------------
                                                             1999                                          2000
                                             ----------------------------------          ----------------------------------
                                                   SHARES                AMOUNT                SHARES                AMOUNT
                                             ------------          ------------          ------------          ------------
Shares outstanding, beginning of
period                                          3,986,504           $37,213,160             3,986,504           $37,213,160
                                             ------------          ------------          ------------          ------------
Shares outstanding, end of period               3,986,504           $37,213,160             3,986,504           $37,213,160
                                             ============          ============          ============          ============

The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses and distributions paid to shareholders.

See notes to financial statements.




Financial Highlights
Selected data for each share of common stock outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
-----------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                  -------------------------------------------------------------------------------------
                                       1996              1997              1998              1999              2000
                                  -------------     -------------     -------------     -------------     -------------
Per Share Operating Performance
Net Asset Value, Beginning
of Period                               $14.380           $17.560           $27.910           $23.970           $18.160
                                  -------------     -------------     -------------     -------------     -------------
Net Investment Income                     0.280             0.316             0.328             0.348             0.393
Net Realized and Unrealized
Gain (Loss) on Investments                3.295(1)         10.372(1)         (1.986)           (3.485)            0.716
                                  -------------     -------------     -------------     -------------     -------------
Total from Investment
Operations                                3.575            10.688            (1.658)           (3.137)            1.109
                                  -------------     -------------     -------------     -------------     -------------
Less Distributions:
Dividends from Net
Investment Income                        (0.274)           (0.310)           (0.320)           (0.350)           (0.380)
Distributions from Net
Realized Gain on
Investments Sold                         (0.121)           (0.028)           (1.962)           (2.323)           (2.309)
                                  -------------     -------------     -------------     -------------     -------------
Total Distributions                      (0.395)           (0.338)           (2.282)           (2.673)           (2.689)
                                  -------------     -------------     -------------     -------------     -------------
Net Asset Value, End of
Period                                  $17.560           $27.910           $23.970           $18.160           $16.580
                                  =============     =============     =============     =============     =============
Per Share Market Value, End
of Period                               $16.375           $30.250           $22.375           $15.500           $13.688
Total Investment Return at
Market Value                             21.96%            91.59%           (18.37%)          (18.94%)            5.02%

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                          $69,980          $111,266           $95,568           $72,378           $66,110
Ratio of Expenses to Average
Net Assets                                1.13%             1.06%             0.97%             1.05%             1.12%
Ratio of Net Investment
Income to Average Net
Assets                                    1.79%             1.45%             1.22%             1.52%             2.35%
Portfolio Turnover Rate                     13%               16%                9%               14%               23%

(1) Net of federal income taxes of $0.48 for December 31, 1996 and $0.64 for December 31, 1997 on net long-term capital gains retained by the Fund.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses) and distributions of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. It also shows the total investment return for each period based on the market value of Fund shares. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.





Schedule of Investments
December 31, 2000
----------------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Fund on December 31, 2000. It's divided into two main categories:
common stocks and short-term investments. Most of the common stocks are further broken down by location. Under each location is a list of stocks owned by the Fund. Short-term investments, which represent the Fund's
"cash" position, are listed last.

                                                              NUMBER OF        MARKET
ISSUER, DESCRIPTION                                            SHARES           VALUE
-------------------                                        ------------     ------------
COMMON STOCKS
Banks, Savings and Loans - Southeastern (By State)
Alabama (15.58%)
Alabama National Bancorp.                                        47,000       $1,063,375
AmSouth Bancorp.                                                 81,188        1,238,117
Colonial BancGroup, Inc.                                        108,612        1,167,579
Compass Bancshares, Inc.                                         54,525        1,301,784
Peoples Banctrust, Co., Inc.                                     48,000          655,500
Regions Financial Corp.                                          71,272        1,946,617
Security Federal Bancorp., Inc.                                  33,600          344,400
SouthTrust Corp.                                                 63,395        2,579,384
                                                                            ------------
                                                                              10,296,756
                                                                            ------------
Florida (7.34%)
Capital City Bank Group, Inc.                                    61,850        1,534,653
Commercial Bankshares, Inc.                                      28,753          488,801
Community Savings Bankshares, Inc.                               54,000          691,875
Republic Security Financial Corp.                               102,910          742,882
Seacoast Banking Corp. (Class A)                                 52,500        1,391,250
                                                                            ------------
                                                                               4,849,461
                                                                            ------------
Georgia (6.71%)
ABC Bancorp.                                                     24,000          225,000
Century South Banks, Inc.                                        59,284        1,997,130
Eagle Bancshares, Inc.                                           30,500          306,906
Flag Financial Corp.                                            109,750          562,469
SunTrust Banks, Inc.                                             21,292        1,341,396
                                                                            ------------
                                                                               4,432,901
                                                                            ------------
Louisiana (3.01%)
IBERIABANK Corp.                                                 21,000          456,750
Whitney Holding Corp.                                            42,300        1,536,019
                                                                            ------------
                                                                               1,992,769
                                                                            ------------
Mississippi (5.73%)
BancorpSouth, Inc.                                               65,500          798,281
Hancock Holding Co.                                              24,165          924,311
Lamar Capital Corp.                                              59,000          398,250
People Holding Co. (The)                                         23,400          421,200
Trustmark Corp.                                                  59,500        1,249,500
                                                                            ------------
                                                                               3,791,542
                                                                            ------------
North Carolina (15.54%)
Bank of America Corp.                                            20,424          936,951
BB&T Corp.                                                       56,284        2,100,097
Centura Banks, Inc.                                              38,662        1,865,441
First Bancorp.                                                   12,355          194,591
First Charter Corp.                                              38,500          572,688
First Citizens BancShares, Inc. (Class A)                        17,556        1,417,647
First Union Corp.                                                45,822        1,274,424
FNB Financial Service Corp.                                      32,500          327,031
LSB Bancshares, Inc.                                             56,512          628,696
Mutual Community Savings Bank                                    17,070          128,025
Rowan Bankcorp, Inc.*                                            15,000          210,000
South Street Financial Corp.                                     95,000          623,437
                                                                            ------------
                                                                              10,279,028
                                                                            ------------
South Carolina (3.72%)
First Financial Holdings, Inc.                                  103,500        2,037,656
Plantation Financial Corp.                                       28,000          420,000
                                                                            ------------
                                                                               2,457,656
                                                                            ------------
Tennessee (7.50%)
First Tennessee National Corp.                                   72,080        2,085,815
National Commerce Bancorp.                                      116,063        2,872,559
                                                                            ------------
                                                                               4,958,374
                                                                            ------------
Virginia (5.37%)
Commonwealth Bankshares, Inc.                                    39,653          218,092
F&M National Corp.                                               30,664          801,097
First Virginia Banks, Inc.                                       29,475        1,414,800
Guaranty Financial Corp.                                         32,500          170,625
Premier Community Bankshares, Inc.                               68,569          349,273
Salem Community Bankshares, Inc.                                 32,010          440,138
Shore Financial Corp.                                            21,000          153,563
                                                                            ------------
                                                                               3,547,588
                                                                            ------------
TOTAL BANKS, SAVINGS AND
LOANS - SOUTHEASTERN                                             (70.50%)     46,606,075
                                                               ---------    ------------
Banks and Thrifts - Other Regions (2.38%)
Summit Bancshares, Inc. (TX)                                     41,000          889,188
Superior Financial Corp.* (AR)                                   23,100          252,656
Texas Regional Bancshares, Inc.  (Class A) (TX)                  13,200          429,000
                                                                            ------------
                                                                               1,570,844
                                                                            ------------
Other (20.00%)
AFLAC, Inc.                                                      20,000        1,443,750
American Express Co.                                             15,000          824,063
AXA Corp., American Depositary Receipt   (ADR)                    5,900          423,694
Fannie Mae                                                       20,000        1,735,000
Goldman Sachs Group, Inc.                                         5,000          534,687
Household International, Inc.                                    15,000          825,000
Jefferson Pilot Corp                                             17,500        1,308,125
Lehman Brothers Holdings, Inc.                                   15,000        1,014,375
Merrill Lynch & Co., Inc.                                        15,000        1,022,812
Protective Life Corp.                                            38,000        1,225,500
Raymond James Financial, Inc.                                    57,800        2,015,775
Schwab (Charles) Corp. (The)                                     30,000          851,250
                                                                            ------------
                                                                              13,224,031
                                                                            ------------
TOTAL COMMON STOCKS
(Cost $33,816,428)                                               (92.88%)     61,400,950
                                                               ---------    ------------

                                               INTEREST        PAR VALUE          MARKET
                                                   RATE   (000s OMITTED)           VALUE
                                              ---------   --------------    ------------
SHORT-TERM INVESTMENTS
Cash Equivalents (0.05%)
Deposits in Mutual Banks                                        $30,625           30,625
                                                                            ------------
Joint Repurchase Agreement (5.39%)
Investment in a joint repurchase
agreement transaction with  UBS
Warburg, Inc. - Dated 12-29-00, due
01-02-01  (Secured by U.S. Treasury
Bonds 10.750% and 13.875%,  due
02-15-03 and 05-15-11)  - Note A                 5.950%           3,564        3,564,000
                                                                            ------------
TOTAL SHORT-TERM INVESTMENTS                                     (5.44%)       3,594,625
                                                              ---------     ------------
TOTAL INVESTMENTS                                               (98.32%)      64,995,575
                                                              ---------     ------------
OTHER ASSETS AND LIABILITIES, NET                                (1.68%)       1,114,301
                                                              ---------     ------------
TOTAL NET ASSETS                                               (100.00%)     $66,109,876
                                                              =========     ============

* Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.




NOTES TO FINANCIAL STATEMENTS

The Southeastern Thrift and Bank Fund, Inc.

NOTE A --
The Southeastern Thrift and Bank Fund, Inc. (the "Fund") is a diversified closed-end management investment company registered under the Investment Company Act of 1940. The Fund's primary investment objective is long-term capital appreciation. Its secondary investment objective is current income.

ACCOUNTING POLICIES

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Investments in listed securities are valued at the last sales price on the exchange on which such securities are primarily traded. Listed securities for which no sales are reported and securities traded in the over-the-counter market are valued at the average of the most recent bid and asked prices. Investment securities for which no current market quotations are available are valued at fair market value as determined in good faith under the direction of the Fund's Board of Directors. Short-term investments which mature in less than 61 days when acquired by the Fund are valued at amortized cost. Short-term investments which mature in more than 60 days are valued at current market value until the sixtieth day prior to maturity, at which time they are valued at amortized cost.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more large repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME Securities transactions are recorded on a trade-date basis. Realized gain and loss from securities transactions are recorded using a specific lot basis.
Dividend income is recorded on the ex-dividend date and interest income, including, where applicable, amortization of discount on short-term investments, is recorded on the accrual basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS Net investment income distributions are generally distributed semiannually and capital gains distributions are generally distributed annually. Both are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations. Due to permanent book/tax differences in accounting for certain transactions, this has the potential for treating certain distributions as return of capital as opposed to distributions of net investment income or realized capital gains. The Fund has adjusted for the cumulative effect of such permanent book/tax differences through December 31, 2000, which has no effect on the Fund's net assets, net investment income or net realized gains.

USE OF ESTIMATES The preparation of these financial statements, in accordance with accounting principles generally accepted in the United States of America, incorporates estimates made by management in determining the reported amount of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

NOTE B --
INVESTMENT ADVISORY AND ADMINISTRATION FEES AND
TRANSACTIONS WITH AFFILIATES

The Adviser is the Fund's investment adviser and administrator in accordance with the agreements described below.

The Fund operates under an investment advisory agreement which calls for the Adviser to furnish office space, furnishings and equipment and to provide the services of persons to manage the investment and reinvestment of the Fund's assets and to continuously review, supervise and administer the Fund's investment program. In return, the Fund has agreed to pay the Adviser a monthly advisory fee at an annual rate of 0.65% of the Fund's average net assets, or a flat annual fee of $50,000, whichever is higher. In addition, if total Fund expenses exceed 2% of the Fund's average net assets in any one year, the Fund may require the Adviser to reimburse the Fund for such excess, subject to the Adviser receiving the minimum fee of $50,000.

The Fund has also entered into an administration agreement with the Adviser pursuant to which the Adviser provides certain administrative services required by the Fund. In return, the Fund has agreed to pay a monthly administration fee at an annual rate of 0.15% of the Fund's average net assets, or a flat annual fee of $22,000, whichever is higher.

The Fund does not pay remuneration to its officers nor to any director who may be employed by an affiliate of the Fund. Certain officers or directors of the Fund are officers of the Adviser.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the year ended December 31, 2000, aggregated $14,025,827 and $25,809,640, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the year ended December 31, 2000.

The cost of investments owned at December 31, 2000 (including deposits in mutual savings banks) for federal income tax purposes was $37,444,992. Gross unrealized appreciation and depreciation of investments aggregated $28,490,760 and $940,177, respectively, resulting in net unrealized appreciation of $27,550,583.

NOTE D --
SHARES REPURCHASED AND TENDER OFFERS

The Fund from time-to-time may, but is not required to, make open market repurchases of its shares in order to attempt to reduce or eliminate the amount of any market value discount or to increase the net asset value of its shares, or both. In addition, the Board currently intends each quarter, during periods when the Fund's shares are trading at a discount from the net asset value, to consider the making of tender offers. The Board may at any time, however, decide that the Fund should not make share repurchases or tender offers.

NOTE E --
RECLASSIFICATION OF ACCOUNTS

During the year ended December 31, 2000, the Fund has reclassified amounts to reflect a decrease in accumulated net realized gain on investments of $16 and an increase in undistributed net investment income of $16. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of December 31, 2000. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the certain differences in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principles. The calculation of net investment income in the financial highlights excludes these adjustments.

INDEPENDENT AUDITORS' REPORT
The Board of Directors and Shareholders of
The Southeastern Thrift and Bank Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Southeastern Thrift and Bank Fund, Inc. (the "Fund") as of December 31, 2000, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended December 31, 2000 and 1999, and the financial highlights for the each of the years in the five-year period ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America.Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2000, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 2, 2001


TAX INFORMATION NOTICE (UNAUDITED)

For federal income tax purposes, the following information is furnished with respect to the distributions of the Fund for its fiscal year ended December 31, 2000.

The Fund has designated distributions to shareholders of $9,091,901 as a long-term capital gain dividend. This amount was reported on the 2000 U.S. Treasury Department Form 1099-DIV.

With respect to the ordinary dividends paid by the Fund for the fiscal year ended December 31, 2000, 100% of the dividends qualify for the corporate dividends received deduction.

REPURCHASE AGREEMENTS

A repurchase agreement is a contract under which the Fund would acquire a security for a relatively short period (usually not more than seven days) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System and with "primary dealers" in U.S. government securities. The Adviser will continuously monitor the creditworthiness of the parties with whom the Fund enters into repurchase agreements.

Repurchase transactions must be fully collateralized at all times, but they involve some credit risk to the Fund if the other party defaults on its obligations and the Fund is delayed or prevented from liquidating the collateral. The Fund has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Fund's custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller on a repurchase agreement, the Fund could experience delays in liquidating the underlying securities and could experience losses, including the possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto, possible subnormal levels of income and lack of access to income during this period, and expense of enforcing its rights.

DIVIDEND REINVESTMENT PLAN

The Fund offers its registered stockholders an automatic Dividend Reinvestment Plan (the "Plan"), which enables each participating stockholder to have all dividends (including income dividends and/or capital gains distributions) payable in cash reinvested by the Plan Agent in shares of the Fund's Common Stock. However, stockholders may elect not to enter into, or may terminate at any time without penalty, their participation in the Plan by notifying State Street Bank and Trust Company (the "Plan Agent") in writing. Stockholders who do not participate will receive all dividends in cash.

In the case of stockholders such as banks, brokers or nominees who hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of record ownership of shares. These record stockholders will receive dividends under the Plan on behalf of participating beneficial owners and cash on behalf of non-participating beneficial owners. These recordholders will then credit the beneficial owners' accounts with the appropriate stock or cash distribution.

Whenever the market price of the Fund's stock equals or exceeds net asset value per share, participating stockholders will be issued stock valued at the greater of (i) net asset value per share or (ii) 95% of the market price. If the net asset value per share of the Fund's stock exceeds the market price per share on the record date, the Plan Agent shall make open market purchases of the Fund's stock for each participating stockholder's account. These purchases may begin no sooner than five business days prior to the payment date for the dividend and will end up to thirty days after the payment date. If shares cannot be purchased within thirty days after the payment date, the balance of shares will be purchased from the Fund at the average price of shares purchased on the open market. Each participating stockholder will be charged a pro rata share of brokerage commissions on all open market purchases.

The shares issued to participating stockholders, including fractional shares, will be held by the Plan Agent in the name of the stockholder. The Plan Agent will confirm each acquisition made for the account of the participating stockholder as soon as practicable after the payment date of the distribution.

The reinvestment of dividends does not in any way relieve participating stockholders of any Federal, state or local income tax which may be due with respect to each dividend. Dividends reinvested in shares will be treated on your Federal income tax return as though you had received a dividend in cash in an amount equal to the fair market value of the shares received, as determined by the prices for shares of the Fund on the NASDAQ National Market System as of the dividend payment date. Distributions from the Fund's long-term capital gains will be taxable to you as long-term capital gains. The confirmation referred to above will contain all the information you will require for determining the cost basis of shares acquired and should be retained for that purpose. At year end, each account will be supplied with detailed information necessary to determine total tax liability for the calendar year.

All correspondence or additional information concerning the plan should be directed to the Plan Agent, State Street Bank and Trust
Company, P.O. Box 8209, Boston, Massachusetts 02266-8209
(telephone 1-800-426-5523).

SHAREHOLDER COMMUNICATION AND ASSISTANCE

If you have any questions concerning The Southeastern Thrift and Bank Fund, Inc., we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the Fund to the transfer agent at:

                      State Street Bank and Trust Company
                      P.O. Box 8200
                      Boston, Massachusetts 02266-8200
                      Telephone: 1-800-426-5523

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.



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